Exhibit 10.1

DATED     24 October 2018

AMTRUST CORPORATE CAPITAL LIMITED
AMTRUST CORPORATE MEMBER LIMITED
AMTRUST CORPORATE MEMBER TWO LIMITED
ANV CORPORATE NAME LIMITED
as Corporate Members
- and -

AMTRUST INTERNATIONAL INSURANCE, LTD.
as Account Party
- and -
AMTRUST FINANCIAL SERVICES, INC.
as Guarantor
- and -
THE BANKS AND FINANCIAL INSTITUTIONS
LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT
as Original Banks
- and -
ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON
BRANCH AND BANK OF MONTREAL, LONDON BRANCH
as Mandated Lead Arrangers
- and -
ING BANK N.V., LONDON BRANCH
as Bookrunner, Agent, Issuing Bank and Security Trustee

THIRD AMENDMENT AGREEMENT RELATING TO A CREDIT FACILITY AGREEMENT

THIS AGREEMENT dated      24 October 2018 is made
BETWEEN:

(1)	AMTRUST CORPORATE CAPITAL LIMITED, a company incorporated in England under registered number 08128684 whose registered office is at 2 Minster Court, Mincing Lane, London EC3R 7BB (“ACCL”);

(2)	AMTRUST CORPORATE MEMBER LIMITED, a company incorporated in England under registered number 03621278 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACML”);

(3)	AMTRUST CORPORATE MEMBER TWO LIMITED, a company incorporated in England under registered number 05264527 whose registered office is at 1 Great Tower Street, London EC3R 5AA (“ACM2L”);

(4)	ANV CORPORATE NAME LIMITED, a company incorporated in England under registered number 06705037 whose registered office is at 4th floor, 1 Minster Court, Mincing Lane, London EC3R 7AA (“ANV”);

(5)
AMTRUST INTERNATIONAL INSURANCE, LTD., a company incorporated in Bermuda under registered number 9551 whose registered office is at 7 Reid Street, Suite 400, Hamilton HM11, Bermuda (the “Account Party”);

(6)	AMTRUST FINANCIAL SERVICES, INC., a corporation organised under the laws of Delaware whose registered office is at 251 Little Falls Drive, Wilmington, Delaware 19808 (the “Guarantor”);

(7)	THE BANKS AND FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 OF THE AMENDED FACILITY AGREEMENT (the “Original Banks”);

(8)	ING BANK N.V., LONDON BRANCH, as Bookrunner;

(9)	ING BANK N.V., LONDON BRANCH, THE BANK OF NOVA SCOTIA, LONDON BRANCH AND BANK OF MONTREAL, LONDON BRANCH as Mandated Lead Arrangers (the “Lead Arrangers”);

(10)	ING BANK N.V., LONDON BRANCH as Agent;

(11)	ING BANK N.V., LONDON BRANCH as Issuing Bank; and

(12)	ING BANK N.V., LONDON BRANCH as Security Trustee.
WHEREAS

(A)
By a letter of credit facility agreement dated 26 November 2013, as amended and restated from time to time and most recently on 8 November 2017 and further amended on 20 December 2017 and 8 May 2018 (the “Facility Agreement”) and made between the Parties, the Banks agreed to provide a letter of credit facility of up to £455,000,000 to provide Funds at Lloyd’s on behalf of the Corporate Members to support their underwriting at Lloyd’s of London.

(B)
The Parties now wish to amend the Facility Agreement in accordance with the terms of this Agreement to clarify, amongst other things, that an Event of Default relating to the cessation of any Lloyd’s syndicate under management of any subsidiary of the Guarantor shall be triggered only by a cessation of Syndicate 1861.

IT IS AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Facility Agreement have the same meaning in this Agreement unless otherwise defined herein.

1.2	In this Agreement:
“Amended Facility Agreement” means the Facility Agreement as amended by this Agreement;
“Facility Agreement” has the meaning given in Recital (A) above;
“Party” means each party to this Agreement;
"Syndicate Merger" means the merger of the underwriting of each of Syndicates 1206 and 5820 into Syndicate 1861, which took effect on 1 January 2018; and
"Third Amendment Effective Date" means the date of this Agreement.

1.3	The provisions of Clauses 1.2 to 1.9 of the Facility Agreement shall apply to this Agreement as if references therein to “this Agreement” were references to this Agreement.

1.4	From the Third Amendment Effective Date, any reference in any Finance Document to the Facility Agreement shall be read and construed for all purposes as a reference to the Amended Facility Agreement.

2.	AMENDMENTS TO FACILITY AGREEMENT

2.1	Amendments to Clause 1.1
With effect from the Third Amendment Effective Date:

(a)	the following definition shall be inserted in Clause 1.1 in alphabetical order:
"Third Amendment Effective Date" means the date on which the document designated by the Parties as the "Third Amendment Agreement" to this Agreement and signed by each of the Parties hereto and thereto takes effect; and

(b)	the definitions of “Disclosed Matters” and “Disclosed Tax Matters” contained in Clause 1.1 shall be amended so that the words underlined below are added to the definition:
"Disclosed Matters" means any matters disclosed in any Form 10-K, Form 10-Q or Form 8-K filed by the Guarantor with the SEC or any press release required to be issued by the Guarantor pursuant to any Law during the period from and including 1 January 2012 to and including the Third Amendment Effective Date.
"Disclosed Tax Matters" means any matters relating to Taxes set forth or accounted for in the "Federal Income Taxes" or "Income Taxes" notes, as applicable, to the Guarantor's consolidated financial statements in any Form 10-Q or 10-K filed by the Guarantor with the SEC during the period from and including 1 January 2010 to and including the Third Amendment Effective Date.

2.2	Amendments to Clause 16.1

With effect from the Third Amendment Effective Date, the text contained in Clause 16.1(f) of the Facility Agreement shall be deleted and replaced with the following:

"(f)	Cessation of business: Syndicate 1861 ceases permanently to accept new or renewal insurance business;”

3.	CLARIFICATION OF EFFECT OF CLAUSE 16.1(f)
The Parties agree that, for the avoidance of doubt, the Event of Default contained at Clause 16.1(f) of the Facility Agreement is not, and was never, intended to apply to the Syndicate Merger, and that no Obligor shall be treated as having been in default as a result of the Syndicate Merger.

4.	REPRESENTATIONS AND WARRANTIES

4.1
Subject to Clause 4.2 of this Agreement, each Obligor represents and warrants that each of the representations and warranties set out in Clauses 13.2 to 13.33 of the Amended Facility Agreement, construed as if references therein to “this Agreement” were references to this Agreement, is true and correct in all material respects (or, to the extent any such representation or warranty is qualified as to “material”, “Material Adverse Change” or similar wording, in all respects) as at the Third Amendment Effective Date.

4.2
Each Obligor gives each representation and warranty under Clause 4.1 in respect of itself only, and only to the extent that the terms of the relevant clause make the relevant clause applicable in respect of it.

5.	CONTINUITY AND FURTHER ASSURANCE

5.1	Continuing obligations
The rights and obligations of the Parties under the Facility Agreement and the other Finance Documents shall continue in full force and effect, uninterrupted by the amendment hereunder, save insofar as they are amended hereby. In addition:

(a)
each Obligor that has granted Security pursuant to the Security Documents confirms that the Security created by the relevant Security Documents shall continue to fully secure the obligations of the relevant Obligors under the Finance Documents (including but not limited to the Amended Facility Agreement); and

(b)
the Guarantor confirms that from the Third Amendment Effective Date the guarantee and indemnity given by it in Clause 12 (Guarantee and Indemnity) of the Facility Agreement will continue in full force and effect and will extend to all Obligations of each other Obligor under the Finance Documents (including but not limited to the Amended Facility Agreement), in each case, notwithstanding the amendment to the Facility Agreement made pursuant to this Agreement.

5.2	Prospective effect
The amendments made hereby to the Facility Agreement shall have effect from the Third Amendment Effective Date.

5.3	Actions already taken
Any action already taken and any payment already made by a party under the Facility Agreement prior to the Third Amendment Effective Date shall be treated as having been taken or made notwithstanding the amendment hereby, and shall not be required to be taken or made again by reason of the amendment hereby.

5.4	Further assurance
Each of the parties shall do all acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant hereto.

6.	AMENDMENTS
The parties may agree to further amendments to the Amended Facility Agreement in accordance with the terms thereof without being required to amend or terminate this Agreement.

7.	TRANSFERS
Any transfer or assignment made in accordance with the terms of the Amended Facility Agreement shall have the same effect in relation to the rights and obligations of the parties under this Agreement as it has in relation to their rights and obligations under the Amended Facility Agreement.

8.	INCORPORATION OF TERMS
The provisions of Clauses 18.5 (Indemnity against costs), 33 (Miscellaneous), 36 (Notices) and 37 (Applicable Law and Jurisdiction) of the Facility Agreement shall be incorporated into this Agreement as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SIGNATURES TO AMENDMENT AGREEMENT
ACCL

SIGNED for and on behalf of AMTRUST CORPORATE CAPITAL LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACML

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACM2L

SIGNED for and on behalf of AMTRUST CORPORATE MEMBER TWO LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ANV

SIGNED for and on behalf of ANV CORPORATE NAME LIMITED	/s/ Jeremy Cadle Jeremy Cadle Director	Signature Print Name Job Title

ACCOUNT PARTY

SIGNED for and on behalf of AMTRUST INTERNATIONAL INSURANCE, LTD.	/s/ Chris Souter Chris Souter Chief Financial Officer	Signature Print Name Job Title

GUARANTOR

SIGNED for and on behalf of AMTRUST FINANCIAL SERVICES, INC.	/s/ Evan Greenstein Evan Greenstein SVP, Treasurer	Signature Print Name Job Title

[Signature Page to Third Amendment Agreement]

ORIGINAL BANKS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ David Chu David Chu Director	Signature Print Name Job Title

	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Scott Matthews Scott Matthews Managing Director	Signature Print Name Job Title

MANDATED LEAD ARRANGERS

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

SIGNED for and on behalf of THE BANK OF NOVA SCOTIA, LONDON BRANCH	/s/ David Chu David Chu Director	Signature Print Name Job Title

	/s/ Ralph Booth Ralph Booth Managing Director	Signature Print Name Job Title

[Signature Page to Third Amendment Agreement]

SIGNED for and on behalf of BANK OF MONTREAL, LONDON BRANCH	/s/ Tom Woolgar Tom Woolgar Managing Director	Signature Print Name Job Title

	/s/ Scott Matthews Scott Matthews Managing Director	Signature Print Name Job Title

BOOKRUNNER

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

AGENT

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

ISSUING BANK

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

SECURITY TRUSTEE

SIGNED for and on behalf of ING BANK N.V., LONDON BRANCH	/s/ Mariette Groen Mariette Groen Director	Signature Print Name Job Title

	/s/ Alan Prosser Alan Prosser Vice President	Signature Print Name Job Title

[Signature Page to Third Amendment Agreement]